FILED PURSUANT TO RULE 497(e)

                                        July 16, 1997

Dear GMO Client:

     Two sentences were inadvertently omitted from the description of the Domestic Bond Fund in the Investment Objectives and Policies section in the GMO Trust's Prospectus dated June 30, 1997. Accordingly, under the heading Domestic Bond Fund on page 47, please amend the second paragraph by adding the following after the second sentence:

     To the extent permitted by the 1940 Act, the Fund may also invest in securities of other investment companies. As a shareholder of an investment company, the Fund may indirectly bear service fees which are in addition to the fees the Fund pays to its own service providers.

     We apologize for the omission.

                                          Grantham, Mayo, Van Otterloo & Co. LLC